UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

September 30, 2015

(Unaudited)

Dear Fellow Shareholders,

September 30, 2015 marked the close of the first half of our 2016 fiscal year.  So far, FY2016 has been a good year for charities, but a tough year for performance.  We are happy to report that our Donation Matching Premium was $2.26.  We are less happy to report the portfolio side where the last six months brought a painful loss of 13.47%, underperforming S&P 1500’s (All-Cap Index) loss of 6.54% and the Russell 2000’s loss of 11.55%.

Charity Update:

The average Matching Premium for the first six months of FY2016 was $2.26.  This means that for every $1.00 of donations made by our investors, their charity will receive an average additional $2.26 in donation matching.  This should continue to help a lot of great charities.  Please note that over time, the Matching Premium will change both up and down as the ratio between Donation Matching Investors and normal investors fluctuates with contributions and redemptions.  We don’t expect the Premium to stay at the current elevated level forever, but we continue to work hard to attract more Donation Matching Investors and matching challenges.  If you are the type of person that wants to incentivize other people to do the right thing, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Average Donation Matching Paid

April 1, 2015 through September 30, 2015

	Davlin Philanthropic	S&P	Russell
	Fund	1500	2000
Donation Rate	0.50%	0.00%	0.00%
Matching Premium	$2.26/1.13%	$0.00	$0.00
Donation Rate after Matching	1.63%	0.00%	0.00%

Market Update:

Listening to the news lately, a person could start to think that our economy was heading into a recession.  The news coverage seems almost uniformly negative.  Yes, there is evidence that the economic growth slowed down in August and September, but overall the data still appears very positive.  Let’s focus on the consumer, because consumer spending represents roughly 70% of the U.S. economy.  Here are some numbers worth mentioning:

•

Household debt service payments as a percentage of disposable income is running at 10.05%, just above the lowest level (9.9%) ever recorded since the measurement started in 1980.  This tells us that, on average, the consumer’s balance sheet is in great shape.

•

The personal savings rate has been bouncing around 5.0% on a year-to-date basis, which is considered by many to be healthy and higher than we have seen in the last decade (when adjusted for one-time events like home foreclosures and bankruptcy filings which skews the savings rate).

•

Real average hourly earnings are up 2.2%, seasonally adjusted, so the consumer is growing their income on an inflation adjusted basis.

•

The trailing twelve month consumer price index is a negative 0.02%, so purchasing power is growing with wages.

•

The 2015 oil price drop will save the consumer between $50B and $125B annually.

•

The Consumer Sentiment Index is running at 90% or 5.5% above its long-term average.

•

The U-6 Unemployment Rate has fallen to 10.0% in September from 11.7% a year earlier. This is the broadest calculation of unemployment in the U.S.  It is currently falling near the fastest rate since the data was first measured in 1994.  A U-6 Unemployment Rate of around 8.0% is considered full employment.

There is a lot of good news in these numbers, but the one that stands out most to me is the U-6 Unemployment Rate.  The fast dropping U-6 Rate shows that the long-term unemployed and the part-time employees are gaining full-time jobs.  These people re-entering the full-time workforce show an economy that is building strength.  At the current rate, we will have full employment within the next year.  Even if it takes twice as long, we will start to see a faster growth in real wages paid.  This should lead to more saving and higher consumer spending.  Since consumer spending is roughly 70% of our economy, this makes me bullish on our economy.  So the next time you see, hear or read a story about how our economy is in trouble, keep in mind that bad economic numbers are always news worthy, but good economic numbers are not.

Since inception, the Davlin Philanthropic Fund has delivered an average annualized return of 8.85%, beating the 7.30% delivered by the S&P 1500 and the 7.22% delivered by the Russell 2000 over the same period.

Performance Numbers Since Inception

	Davlin Philanthropic	S&P	Russell
	Fund	1500	2000
June 11, 2008
Through	8.85%	7.30%	7.22%
September 30, 2015
Fund Compared to Index		+1.55%	+1.63%

Performance Numbers for 3 Years

	Davlin Philanthropic	S&P	Russell
	Fund	1500	2000
October 1, 2012
Through	9.90%	12.50%	11.03%
September 30, 2015
Fund Compared to Index		(2.60)%	(1.13)%

Performance Numbers for Last Year

	Davlin Philanthropic	S&P	Russell
	Fund	1500	2000
October 1, 2014
Through	(4.26)%	(0.30)%	1.25%
September 30, 2015
Fund Compared to Index		(3.96)%	(5.51)%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Performance numbers are reported net of all fees paid, including the Charitable Contribution

Portfolio Highlight:

In this letter, we would like to talk about one of our largest positions because it illustrates what we try to do well in our fund.  John B. Sanfilippo & Sons, Inc. (JBSS) started as a pecan-shelling company in 1922 and grew to become a major processor and distributor of tree nuts and peanuts in the U.S.  This can be a very good business with huge profits in the good times, but also very painful with large losses in the bad times.  On the supply side, JBSS must endure wild price and supply swings as different nut crops boom and bust.  On the demand side, JBSS must sell to huge food conglomerates that can demand fixed prices months before the crops supply and prices are known.  The result was a stock with huge volatility that could go up 2, 3 or 4 fold one year and come right back down a few years later.  Most of Wall Street learned their lesson on this stock the hard way and it was unloved when we found it in 2013.

As we looked at all of JBSS’s issues in early 2013, the branded products of Fisher Nuts and Orchard Valley Harvest caught our attention.  These branded products were still a small part of the business, but they offered a much higher and more stable profit margin.  If this management team could grow these branded products, they could transition this company from a low margin, capital intensive, high volatility commodity processor to a high margin, low capital intensive, lower volatility “consumer package goods” company.  Our research indicated that this management team was showing some success in making this transformation.  JBSS had just introduced a resealable bag for its branded products that allowed the nuts to stand up on the store shelf, instead of lying down.  That allowed the consumer to see the brand and the food, which allowed Fisher Nuts to outsell the competition and grab market share.  In addition, JBSS’s sponsorship of the Food Network and celebrity chef, Alex Guarnaschelli, was producing great gains.

At the time, the price of the stock also gave us comfort.  At $19.00 a share, JBSS was trading at 12 times improving, trailing earnings.  2011 had been the worst peanut crop in decades and peanut prices were coming off a 20 year high.  This had crushed the firm’s margins in 2011, but by the end of 2012 JBSS was showing the benefit of better peanut prices and a recently completed cost reduction strategy.  More importantly, JBSS’s transition into branded products was reducing its need to make large capital investments to grow.  Capital expenditures were down to 41% of depreciation and free cashflow after Cap-X was $2.58 a share and growing.  This made the $19 share price (at 7.4 times free cashflow) very attractive to us, so we starting building a position.

2013 confirmed our belief in the transformation as the company posted huge gains in its Fisher Nuts market share, cashflow and earnings.  The company also cut a $1.50 a share special dividend.  A pull back in price in February 2014 allow us to more than double-down our investment at around $22.00 a share.  Since then the stock has been climbing as more investors understand the transformation that is taking place.  The stock currently trades at around $60 a share or roughly 22 times trailing earnings and 20 times free cashflow after Cap-X.

While these multiples are not the value that they once were, there is still room for this stock price to grow.  JBSS has announced new products, new distribution agreements and international expansion for it branded products.  Nuts are part of the high protein diet that developing countries crave.  JBSS’s new facility in China should help all aspects of its growth plans.  It is also important to understand that the consumer packaged goods industry survives on acquisitions.  In an industry where 90% plus of new products fail, the large consumer packaged goods companies find it more profitable to pay-up for a successful branded products than to continue to try inventing new products.  For example Synder’s-Lance, the owner of Cape Cod Chips and more, just announce that it would buy Diamond Foods (DMND) for 40 time trailing earnings.  DMND is a direct competitor of JBSS, with the exception that DMND has posted flat or declining sales for the last five years.  In addition, DMND it is significantly less profitable and more leveraged than JBSS.  While JBSS may never get a 40 times earnings multiple, we feel it is worth a lot more than the current valuation of 22.  As such, we expect JBSS to be part of our portfolio for a little while longer.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving.  Please remember to share our story with your friends and family.  By working together, we can make a huge difference in our world.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of September 30, 2015 (Unaudited):  % Net Assets

1.   AerCap Holdings N.V.

4.38%

2.

John B. Sanfilippo & Son, Inc.

3.03%

3.

Village Super Market, Class A

2.86%

4.

Toyota Motor Corp ADR

2.66%

5.

Garmin, LTD.

2.50%

6.

JP Morgan Chase & Co.

2.21%

7.

Strattec Security Corp.

2.17%

8.

West Marine, Inc.

2.09%

9.

Glacier Bancorp, Inc.

2.01%

10.

Citizens Financial Group, Inc.

2.00%

 Total:

           25.91%

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2015 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	Six Months	1 Year	3 Year	5 Year	Since Inception	Value
Davlin Philanthropic Fund	-13.47%	-4.26%	9.90%	9.21%	8.85%	$18,585
S&P Composite 1500 Index	-6.54%	-0.30%	12.50%	13.34%	7.30%	$16,735
Russell 2000 Index	-11.55%	1.25%	11.03%	11.74%	7.22%	$16,641

Davlin Philanthropic Fund
Russell 2000 Index
S&P Composite 1500 Index
6/11/2008 (Fund Inception)
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12
December-12
March-13
June-13
September-13
December-13
March-14
June-14
September-14
December-14
March-15
June-15
September-15

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s (“S&P”) Composite 1500® combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

DAVLIN PHILANTHROPIC FUND

PORTFOLIO ANALYSIS

SEPTEMBER 30, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
1.22%
Basic Materials
4.20%
Real Estate Investment
Trusts
3.11%
Technology
7.89%
Communication Services
1.20%
Preferred Stocks
1.55%
Consumer Cyclical
20.28%
Industrials
12.83%
Healthcare
1.59%
Consumer Defensive
12.16%
Energy
7.63%
Financial Services
22.62%
Exchange Traded Funds
3.72%

Sectors are categorized using Morningstar® classifications.

	Davlin Philanthropic Fund
	Schedule of Investments
	September 30, 2015 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 90.98% +

Agricultural Chemicals - 2.92%
4,250	CF Industries Holdings, Inc.	$ 190,825
5,600	Potash Corp. of Saskatchewan, Inc. (Canada)	115,080
		305,905
Air Transportation, Scheduled - 1.52%
4,100	American Airlines Group, Inc.	159,203

Bottled & Canned Soft Drinks - 0.77%
600	Monster Beverage Corp. *	81,084

Communications Services, NEC - 1.20%
15,400	RR Media Ltd. (Israel)	126,280

Computer & Office Equipment - 0.39%
1,600	Hewlett-Packard Co.	40,976

Concrete Gypsum Plaster Products - 0.23%
800	Monarch Cement Co.	24,000

Cookies & Crackers - 0.87%
800	J&J Snack Foods Corp.	90,928

Crude Petroleum & Natural Gas - 2.39%
26,600	Chesapeake Energy Corp.	194,978
3,600	Marathon Oil Corp	55,440
		250,418
Drilling Oil & Gas Wells - 0.56%
5,000	Noble Corp. Plc. (United Kingdom)	54,550
19,000	Paragon Offshore Plc. *	4,560
		59,110
Electronic Connectors - 1.25%
4,100	Methode Electronics, Inc.	130,790

Engines & Turbines - 1.45%
1,400	Cummins, Inc.	152,012

Fats & Oils - 1.60%
9,900	Omega Protein Corp. *	168,003

Finance Lessors - 0.92%
2,400	CIT Group, Inc.	96,072

Finance Services - 0.21%
300	American Express Co.	22,239

Fire, Marine & Casualty Insurance - 5.33%
1,800	ACE Ltd. (Switzerland)	186,120
285	Fairfax Financial Holdings Ltd. (Canada) *	129,840
3,200	Safety Insurance Group, Inc.	173,280
700	Travelers Companies, Inc.	69,671
		558,911
Hotels & Motels - 0.30%
3,700	Red Lion Hotels Corp. *	31,450

Household Audio & Video Equipment - 1.40%
26,500	Skullcandy, Inc. *	146,545

Industrial Inorganic Chemicals - 0.17%
4,000	Tronox Ltd.	17,480

Industrial Instruments for Measurement - 0.39%
1,200	Cognex Corp.	41,262

Investment Advice - 1.77%
1,800	Franklin Resources, Inc.	67,068
1,800	Legg Mason, Inc.	74,898
5,900	Manning & Napier, Inc. Class A	43,424
		185,390
Leather & Leather Products - 1.26%
10,500	Vera Bradley, Inc. *	132,405

Life Insurance - 0.96%
2,600	Voya Financial, Inc.	100,802

Meat Packing Plants - 2.29%
3,500	Leucadia National Corp.	70,910
55	Seaboard Corp. *	169,345
		240,255
Mining Machinery & Equipment (No Oil & Gas Field Machinery & Equipment) - 0.74%
5,200	Joy Global, Inc.	77,636

Miscellaneous Manufacturing Industries - 0.74%
3,000	Hillenbrand, Inc.	78,030

Miscellaneous Transportation Equipment - 1.67%
7,900	Arctic Cat, Inc.	175,222

Motor Vehicle Parts & Accessories - 2.97%
800	Delphi Automotive Plc. (United Kingdom)	60,832
4,800	Fuel Systems Solutions, Inc. *	23,184
3,600	Strattec Security Corp.	227,016
		311,032
Motor Vehicles & Passenger Cars - 2.66%
2,380	Toyota Motor Corp. ADR	279,127

National Commercial Banks - 3.69%
2,000	Citigroup, Inc.	99,220
3,800	JPMorgan Chase & Co.	231,686
1,100	Wells Fargo & Co.	56,485
		387,391
Oil & Gas Field Machinery & Equipment - 0.25%
700	National Oilwell Varco, Inc.	26,355

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.90%
6,500	Invacare Corp.	94,055

Patent Owners & Lessors - 1.01%
7,700	RPX Corp. *	105,644

Petroleum Refining - 3.54%
2,800	Marathon Petroleum Corp.	129,724
2,050	Phillips 66	157,522
1,400	Valero Energy Corp.	84,140
		371,386
Plastic Products - 0.18%
1,000	Core Molding Technologies, Inc. *	18,450

Poultry Slaughtering & Processing - 1.05%
1,600	Sanderson Farms, Inc.	109,712

Primary Production of Aluminum - 0.92%
1,200	Kaiser Aluminum Corp.	96,300

Printed Circuit Boards - 0.52%
2,500	Benchmark Electronics, Inc. *	54,400

Private Equity Firm - 0.34%
4,300	MVC Capital, Inc.	35,303

Retail - Auto Dealers & Gasoline Stations - 2.68%
1,866	CST Brands, Inc.	62,810
24,900	West Marine, Inc. *	218,622
		281,432
Retail - Drug Stores & Proprietary Stores - 1.82%
31,400	Rite Aid Corp. *	190,598

Retail - Eating Places - 2.79%
3,300	Nathans Famous, Inc. *	125,466
26,900	Ruby Tuesday, Inc. *	167,049
		292,515
Retail - Family Clothing Stores - 3.22%
6,400	Abercrombie & Fitch Co. Class A	135,616
12,900	American Eagle Outfitters, Inc.	201,627
		337,243
Retail - Grocery Stores - 3.10%
12,700	Village Super Market, Inc. Class A	299,847
600	Weis Markets, Inc.	25,050
		324,897
Retail - Home Furniture, Furnishings & Equipment Stores - 1.30%
2,400	Bed Bath & Beyond, Inc. *	136,848

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.50%
7,300	Garmin Ltd. (Switzerland)	261,924

Security Brokers, Dealers & Flotation Companies - 3.32%
2,200	Gamco Investors, Inc. Class A	120,780
8,700	JMP Group, Inc.	54,027
5,500	Morgan Stanley	173,250
		348,057
Services - Amusement & Recreation Services - 0.60%
63,200	Dover Downs Gaming & Entertainment, Inc. *	63,194

Services - Equipment Rental & Leasing - 4.38%
12,000	AerCap Holdings N.V. (Netherlands) *	458,880

Services - Medical Laboratories - 0.70%
1,200	Quest Diagnostics, Inc.	73,764

Services - Prepackaged Software - 0.21%
500	Microsoft Corp.	22,100

Sporting & Athletic Goods, NEC - 0.77%
9,700	Callaway Golf Co.	80,995

State Commercial Banks - 5.55%
4,100	Bank of NY Mellon Corp.	160,515
8,800	Citizens Financial Group, Inc.	209,968
8,000	Glacier Bancorp, Inc.	211,120
		581,603
Sugar & Confectionery Products - 3.03%
6,200	John B Sanfilippo & Son, Inc. *	317,812

Switchgear & Switchboard Apparatus - 0.69%
4,100	Abb, Ltd. ADR	72,447

Water Transportation - 0.93%
7,450	Tidewater, Inc.	97,893

Water, Sewer, Pipeline, Communications and Power Line Construction - 0.77%
4,900	Aegion Corp. *	80,752

Wholesale-Computer & Peripheral Equipment & Software - 1.29%
3,800	ScanSource, Inc. *	134,748

TOTAL COMMON STOCKS (Cost $7,843,641) - 90.98%		9,539,265

EXCHANGE TRADED FUNDS - 3.74%
1,320	ETFS Platinum Trust *	115,975
9,233	Global X Uranium ETF *	64,169
1,300	iShares MSCI Turkey ETF	47,502
3,800	Proshares Ultrashort 20+ year Treasury *	164,806
TOTAL EXCHANGE TRADED FUNDS (Cost $604,958) - 3.74%		392,452

PREFERRED STOCKS - 1.56%
2,500	Chesapeake Energy Corp. PFD 5.00% 12/31/49 *	117,500
1,800	Red Lion Hotels PFD 9.50%, 2/19/44	45,941
TOTAL PREFERRED STOCKS (Cost $162,871) - 1.56%		163,441

REAL ESTATE INVESTMENT TRUSTS - 3.13%
9,200	Chatham Lodging Trust	197,616
12,100	Franklin Street Properties Corp.	130,075
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $245,392) - 3.13%		327,691

MONEY MARKET FUND - 1.23%
129,125	Fidelity Institutional Money Market Portfolio 0.16% (Cost $129,125) - 1.23% **	129,125

TOTAL INVESTMENTS (Cost $8,985,987) - 100.64%		10,551,974

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.64)%		(67,571)

NET ASSETS - 100.00%		$ 10,484,403

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2015.
ADR - American Depositary Receipt
+ Percent based on net assets.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
September 30, 2015 (Unaudited)

Assets:
Investments, at Fair Value (Cost $8,985,987)	$ 10,551,974
Receivables:
Dividends and Interest	12,190
Securities Sold	143,510
Total Assets	10,707,674
Liabilities:
Accrued Management Fees (Note 4)	8,954
Accrued Charitable Contributions (Note 4)	4,477
Payable for Securities Purchased	209,840
Total Liabilities	223,271
Net Assets	$ 10,484,403

Net Assets Consist of:
Paid In Capital	$ 8,335,450
Accumulated Net Investment Income	13,006
Accumulated Net Realized Gain on Investments	569,960
Unrealized Appreciation in Value of Investments	1,565,987
Net Assets, for 677,116 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 10,484,403

Net Asset Value and Offering Price Per Share ($10,484,403/677,116)	$ 15.48

Minimum Redemption Price ($15.48 x 0.99)*	$ 15.33

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed if held less than 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the six months ended September 30, 2015 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $707)	$ 100,561
Interest	89
Total Investment Income	100,650

Expenses:
Advisory Fees (Note 4)	57,191
Charitable Contributions (Note 4)	28,595
Total Expenses	85,786

Net Investment Income	14,864

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	153,564
Net Change in Unrealized Depreciation on Investments	(1,775,166)
Net Realized and Unrealized Loss on Investments	(1,621,602)

Net Decrease in Net Assets Resulting from Operations	$ (1,606,738)

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2015	3/31/2015
Increase in Net Assets From Operations:
Net Investment Income	$ 14,864	$ 124,128
Net Realized Gain on Investments	153,564	558,695
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,775,166)	379,847
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,606,738)	1,062,670

Distributions to Shareholders From:
Net Investment Income	-	(129,201)
Realized Gains	-	(342,911)
Total Distributions	-	(472,112)

Capital Share Transactions:
Proceeds from Sale of Shares	576,326	506,563
Shares Issued on Reinvestment of Distributions	-	471,222
Cost of Shares Redeemed	(12,811)	(20,048)
Net Increase in Net Assets from Shareholder Activity	563,515	957,737

Net Assets:
Net Increase (Decrease) in Net Assets	(1,043,223)	1,548,295
Beginning of Period	11,527,626	9,979,331
End of Period (Including Accumulated Net Investment Income
(Loss) of $13,006 and $(1,858), respectively)	$ 10,484,403	$ 11,527,626

Share Transactions:
Shares Sold	33,478	29,266
Shares Issued on Reinvestment of Distributions	-	26,473
Shares Redeemed	(729)	(1,098)
Net Increase in Shares	32,749	54,641
Outstanding at Beginning of Period	644,367	589,726
Outstanding at End of Period	677,116	644,367

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout each period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	9/30/2015		3/31/2015	3/31/2014	3/31/2013	3/31/2012		3/31/2011

Net Asset Value, at Beginning of Period	$ 17.89		$ 16.92	$ 14.68	$ 12.77	$ 13.20		$ 11.50

Income From Investment Operations:
Net Investment Income (a)	0.02		0.20	0.03	0.12	0.04		0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.43)		1.57	2.79	1.99	0.04	(d)	1.81
Total from Investment Operations	(2.41)		1.77	2.82	2.11	0.08		1.87

Distributions from:
Net Investment Income	-		(0.22)	(0.09)	(0.18)	(0.15)		(0.14)
Net Realized Capital Gains	-		(0.58)	(0.49)	(0.02)	(0.36)		(0.03)
Total Distributions	-		(0.80)	(0.58)	(0.20)	(0.51)		(0.17)

Net Asset Value, at End of Period	$ 15.48		$ 17.89	$ 16.92	$ 14.68	$ 12.77		$ 13.20

Total Return (b)	(13.47)%		10.45%	19.26%	16.71%	1.03%		16.35%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,484		$ 11,528	$ 9,979	$ 7,418	$ 5,855		$ 3,471
Ratio of Expenses to Average Net Assets	1.50%	(e)	1.50%	1.50%	1.50%	1.52%	(c)	1.50%
Ratio of Net Investment Income to Average Net Assets	0.26%	(e)	1.18%	0.17%	0.93%	0.30%		0.52%
Portfolio Turnover Rate	9.51%		20.98%	17.60%	19.83%	14.37%		20.60%

(a) Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(c) 0.02% is attributable to excise tax expense.

(d) Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

(e) Annualized for period less than a year.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (UNAUDITED)

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2012 - 2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the six months ended September 30, 2015, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 9,539,265	$ -	$ -	$ 9,539,265
Exchange Traded Funds	392,452	-	-	392,452
Preferred Stocks	163,441	-	-	163,441
Real Estate Investment Trusts	327,691	-	-	327,691
Short-Term Investment	129,125	-	-	129,125
Total	$10,551,974	$ -	$ -	$10,551,974

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the six months ended September 30, 2015.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2015. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2015. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2015, the Adviser earned advisory fees of $57,191, and was owed $8,954.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the six months ended September 30, 2015, the Fund donated $28,595 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of the other eight trustees of the Foundation are also trustees of the Trust.  At September 30, 2015, the Fund owed $4,477 to the Foundation.

TRUSTEES AND OFFICERS:  The independent trustee, Mr. Davlin, and officers of the Trust each serve in their respective capacities without compensation. During the semi-annual period ended September 30, 2015, independent Trustees Dwinell, Funston, and McCully were each paid $600 by the Adviser, not by the Fund.

Note 5. Investment Transactions

For the six months ended September 30, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $2,250,037 and $1,024,158, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at September 30, 2015, was $8,985,987.

At September 30, 2015, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation
$2,710,938	$(1,144,951)	$1,565,987

Note 6. Distributions to Shareholders

On December 29, 2014, the Fund declared an income distribution of $0.2174 per share, a short term capital gain distribution of $0.1284, and a long term capital gain distribution of $0.4486.  The distribution was paid on December 29, 2014 to shareholders of record on December 26, 2014.  The tax character of the $472,112 paid was $205,509 ordinary income and $266,603 realized gain.

There were no distributions paid during the six months ended September 30, 2015.

As of March 31, 2015 the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income	$ 83,477
Accumulated Net Realized Gains	398,048
Unrealized Appreciation on Investments	3,274,166
Total	$ 3,755,691

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales, and passive foreign investment holdings.

Note 7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2015, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 9.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Davlin Philanthropic Fund

Expense Illustration

September 30, 2015 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2015 through September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2015	September 30, 2015	April 1, 2015 to September 30, 2015

Actual	$1,000.00	$865.29	$7.01
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2015 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8 (1-877-328-5468).

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlinFunds.org or by calling 1-877-Davlin-8 (1-877-328-5468).

 Approval of Renewal of Management Agreement

The Board considered the renewal of the Fund's Management Agreement with Davlin Fund Advisors, LLC, the Fund's investment advisor (the "Advisor") at an in person meeting held May 13, 2015.  The Trustees review included, but was not limited to:  (1) the nature, extent and quality of services provided to the Fund; (2) investment performance of the Fund and the Advisor; (3) costs of the services and profits of the Advisor (including any affiliates) and fees charged by the Advisor to other institutional clients; (4) economies of scale realized as the Fund grows; and (5) whether fees indicate that the Fund benefits or shares in the economies of scale.  The Trustees deliberated and considered the following factors, summarized below, in their evaluation of renewal of the Management Agreement with the Advisor.

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor's investment strategy and philosophy.  In addition, the Trustees reviewed key elements of the Advisor's Form ADV which described the operations and policies of the Advisor.  The Trustees also reviewed a description of the organizational structure of the Advisor, noting that the Advisor operates with a single member, William E.B. Davlin, who performs all the functions of the Advisor.  The Trustees noted that, while the Advisor does not have the operational depth (as represented by number of employees) that other adviser's may possess, Mr. Davlin devotes the majority of his time to the Fund and is not distracted by having other client accounts to manage.  Therefore, the Trustees concluded that the Advisor is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the Advisor's operational and compliance processes are well-designed and give the Trustees confidence that the Fund will continue to be managed in conformity with its investment objective and restrictions.  Additionally, the Trustees noted some of the prominent features of the Advisor's investment process, including ongoing reviews of financial market developments and supporting the Fund via a website and general promotional activities.  The Advisor certified to the Board that it had complied with the Trust's Code of Ethics.  The Board also reviewed the Advisor's unaudited balance sheet and income statement for the period ended December 31, 2014.  The Trustees concluded that the Advisor can fulfill any financial obligation to the Fund.  Overall, the Trustees concluded that the Advisor has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Advisor were reasonable and consistent with the Board's expectations.

Performance.  The Board considered the past performance of the Fund over various time frames, noting that for the since-inception period from June 11, 2008 to March 31, 2015, the Fund has outperformed the S&P 1500 Index and the Russell 200 index.  They further noted that over one-year periods the Fund had mixed results outperforming in some years and lagging in others.  The Board then considered the Fund's performance versus a peer group of a group of equity funds selected from a Morningstar database.  The peer group was assembled by the Advisor and consisted primarily of domestic equity value no-load funds with assets above $1 million and less than $100 million.  The Board noted that the Fund's performance exceeded the peer group over one-year, three-year and five-year periods.  The Trustees noted they were satisfied with the Fund's performance.

Fees and Expenses.  The Board noted that the Advisor charges a 1.00% unitary-style annual advisory fee for the based on the average net assets of the Fund.  The Board noted that because of the unitary-style fee, a separate peer group analysis of only management fees was not relevant because management fees could not be separated from total expenses.  The Board also noted the Fund's total expenses of 1.50% were slightly above the peer average of 1.19% but within a range of reasonable total expenses, as high as 2.00%, when compared to the level of fees paid by a reference group of other similarly managed mutual funds.  The Trustees concluded that the Fund's management fee, as an element of total fees, is in a range of reasonable fees when compared to a group of similarly managed funds, and is acceptable in light of the quality of the services the Fund has received and expects to continue to receive from the Advisor.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board concluded that economies of scale was not relevant at this time due to the small size of the Fund, but that this issue would be revisited as the Fund grows.

Profitability.  The Board considered the anticipated profits to be realized by the Advisor in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  As to profits realized by the Advisor, the Board reviewed information regarding the Advisor's income and expenses for the period ended December 31, 2014.  The Board noted that the Advisor has not been profitable or only slightly profitable with respect to the Fund.  The Board then discussed additional benefits received by the Advisor from the Fund and agreed there were none.  They concluded that the Advisor was not excessively profitable and the Board was satisfied that the Advisor's level of profitability from its continued relationship with the Fund would not be excessive.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Management Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Davlin Philanthropic Funds

By: /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: November 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date: November 19, 2015